Smith & Company

           A Professional Corporation of Certified Public Accountants



May 18, 2000

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

         We have read the statements made regarding our former client, Regents Road, Ltd. in Item 4 of ADPADS INCORPORATED's Form 8-K report dated May 15, 2000. We agree with the statements concerning our Firm in such Form 8-K.

                                            Very truly yours,


                                            /s/  Smith & Company
                                                 ---------------
                                                 Smith & Company









          10 West 100 South, Suite 700- Salt Lake City, Utah 84101-1554
                   Phone: (801) 575-8297 * Fax: (801) 575-8306